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                                                                    EXHIBIT 99.2

                    Certification of Chief Executive Officer

     In connection with the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, of Financial Security Assurance Holdings Ltd. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert P. Cochran, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                By: /s/ Robert P. Cochran
                                                   -----------------------------
                                                   Chief Executive Officer
                                                    August 13, 2002